SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 30, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    333-36234                94-0905160
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification Number)

           1155 Battery Street
        San Francisco, California                              94111
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

99      Press Release dated September 30, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

        On September 30, 2003, Levi Strauss & Co. issued a press release titled "Levi Strauss & Co. Announces Third-Quarter 2003 Financial Results." A copy of the press release is attached hereto as Exhibit 99. The information in this Item 9, including the exhibit thereto, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On September 30, 2003, Levi Strauss & Co. issued a press release titled "Levi Strauss & Co. Announces Third-Quarter 2003 Financial Results." A copy of the press release is attached hereto as Exhibit 99. The information in this Item 12, including the exhibit thereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2003


                                  LEVI STRAUSS & CO.


                                   By   /s/ William B. Chiasson
                                        -----------------------
                                        William B. Chiasson
                                        Title:  Senior Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                         Description
--------------                         -----------

99                               Press Release dated September 30, 2003